UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2008

Volterra Semiconductor Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47467 Fremont Blvd., Fremont, California		94538
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510 743 1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 28, 2008, the Volterra Semiconductor Corporation (the "Company") issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 31, 2007. The press release, dated January 28, 2008, is attached hereto as Exhibit 99.1.

The information contained in this report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibit attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2008, Dr. Anthony Stratakos announced his resignation from the Board of Directors and from his executive officer positions as the Company's Chief Technology Officer and Vice President of Advanced Research and Development. Dr. Stratakos's resignation from the Board did not involve any disagreement with the Company, and he shall continue as an employee of the Company to act as the Company's chief scientist.

Item 8.01 Other Events.

The press release also disclosed that the Company’s Board of Directors has approved the repurchase of up to an aggregate of $10 million of its common stock. The repurchases will be made from time to time on the open market at prevailing market prices or in negotiated transactions off the market. The repurchases shall be made in compliance with applicable rules and regulations and may be made under a plan that complies with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished with this document:

Exhibit
Number_____________Description of Exhibit
99.1..................................Press Release dated January 28, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

January 28, 2008	By:	/s/ Mike Burns

Name: Mike Burns
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 28, 2008